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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)   AUGUST 23, 2001
                                                        ----------------------

                      WASHINGTON GROUP INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


          1-12054                                        35-0565601
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    (Commission File Number)                  (IRS Employer Identification No.)


           720 PARK BOULEVARD, BOISE, IDAHO                83729
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        (Address of Principal Executive Offices)         (Zip Code)



     Registrant's telephone number, including area code      208-386-5000
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On August 23, 2001, Washington Group International, Inc. (the "Company") and its direct and indirect subsidiaries that commenced proceedings to reorganize under chapter 11 of the United States Bankruptcy Code on May 14, 2001 (collectively with the Company, the "Debtors") filed with the United States Bankruptcy Court for the District of Nevada (the "Bankruptcy Court") a Modification (the "Modification ") to their Second Amended Joint Plan of Reorganization (as so modified, the "Plan") and a Motion seeking, among other things, a finding that a supplemental disclosure (the "Supplement") of the Modification was adequate for distribution to certain creditors. Copies of the Modification and the Supplement, as filed with the Bankruptcy Court, are attached hereto as Exhibits 99.1 and 99.2, respectively. On August 29, 2001, the Court entered an order approving the Supplement and extending the deadline for certain creditors to vote on the Plan to September 10, 2001.

         The Supplement contains, among other things, revised projections (the "Projections") of operating profit, free cash flow and specified other items for the Company and its subsidiaries (collectively, "Washington Group"), on a consolidated basis, by year for the period from November 30, 2001 through November 30, 2004. These Projections supercede in their entirety the projections included in the July 24, 2001 Disclosure Statement, which was filed as an exhibit to the Company's current report on Form 8-K dated July 24, 2001. The Company does not, as a matter of course, publish the business plans, budgets or strategies of Washington Group or make external projections or forecasts of Washington Group's anticipated financial position or results of operations. The Supplement has been filed as an exhibit hereto solely because the Supplement has been filed with the Bankruptcy Court in connection with the Debtors' reorganization proceedings. The Projections are subject to limitations and qualifications, including, without limitation, those set forth in the July 24, 2001 Disclosure Statement with respect to the Second Amended Joint Plan of Reorganization (the "Disclosure Statement") under the captions "Chapter 11 Cases - Development and Summary of The Business Plan "Financial Highlights" and "Chapter 11 Cases - Development and Summary of The Business Plan - Principal Assumptions Underlying the Business Plan," and those set forth in the Supplement under the caption "Projections and Valuation of the Company and the New Securities."

         All information contained in the Supplement and the Disclosure Statement is subject to change, whether as a result of further modifications to the Plan, as a result of the actions of third parties or otherwise.

         This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are identified by the use of forward-looking terminology such as may, will, could, should, expect, anticipate, intend, plan, estimate or continue or the negative thereof or other variations thereof. These forward-looking statements are based primarily on the current expectations of Washington Group and projections about future events and financial trends affecting the financial condition of Washington Group's businesses and include, among others, statements regarding Washington Group's business plan, the terms of the plan of reorganization and the structure of the reorganized company. Forward-looking statements are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including those described in the July 24, 2001 Disclosure Statement under the captions "Chapter 11 Cases -Development and Summary of The Business Plan - Financial Highlights" and "Chapter 11 Cases - "Development and Summary of The Business Plan - Principal Assumptions Underlying the Business Plan" and in the Supplement under the caption "Projections and Valuation of the Company and the New Securities," and risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates,


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the involvement of the Debtors' creditors and equity holders in the chapter
11 proceeding, bankruptcy court approvals incident to the Debtors' operations in chapter 11, the timing of the anticipated emergence of the Debtors from chapter 11 and the ultimate reorganization of the Debtors and possible changes or developments in social, economic, business industry, market, legal and regulatory circumstances and conditions and other actions taken or omitted to be taken by third parties, including Washington Group's customers, suppliers, business partners and competitors and legislative, regulatory, judicial and other governmental authorities and officials.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WASHINGTON GROUP INTERNATIONAL, INC.


                                  By:      /s/ Craig G. Taylor
                                        ---------------------------------------
                                         Craig G. Taylor
                                         Secretary


August 31, 2001


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

  EXHIBIT NUMBER        EXHIBIT
  --------------        -------
         99.1      Modification to Second Amended Joint Plan of Reorganization
                   of Washington Group International, Inc., ET AL.

         99.2      Supplement to Disclosure Statement with respect to Second
                   Amended Joint Plan of Reorganization of Washington Group
                   International, Inc., ET AL., Regarding Modification
